UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2018

FALCON MINERALS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38158	82-0820780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1845 Walnut Street, 10th Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 832-4161

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) On October 1, 2018, Falcon Minerals Corporation (the “Company”) named Stephen J. Pilatzke as the Company’s Chief Accounting Officer. From January 2010 to September 2018, Mr. Pilatzke, age 39, served in multiple positions, most recently as Chief Accounting Officer, of Lightfoot Capital Partners GP, LLC, a private equity company with a focus on the energy sector. From October 2013 until its sale in December 2017, Mr. Pilatzke was also Chief Accounting Officer of Arc Logistics GP, LLC, the general partner of Arc Logistics Partners LP, formerly a publicly traded company and portfolio company of Lightfoot Capital Partners. Prior to joining Lightfoot Capital Partners, Mr. Pilatzke served as Chief Financial Officer and Controller of Paramount BioSciences LLC, a venture capital firm specializing in the pharmaceutical and biotechnology sector and was responsible for all of the accounting and reporting functions of the company and related portfolio companies, from 2005 to 2010. Prior to Paramount BioSciences LLC, Mr. Pilatzke worked as an auditor at Eisner LLP, an accounting and advisory firm, from 2001 to 2005. Mr. Pilatzke is a Certified Public Accountant and received his BS in Accounting from Binghamton University.

Mr. Pilatzke will receive an annual base salary of $225,000 and will be eligible for an annual bonus to be paid in part in cash and in part in Company stock in the sole discretion of the Company. Mr. Pilatzke will receive standard benefits as well as reimbursement of his COBRA payments for the duration of 2018.

There are no family relationships between Mr. Pilatzke and any director or executive officer of the Company, and Mr. Pilatzke has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On October 2, 2018, the Company issued a press release announcing the appointment of Mr. Pilatzke as the Company’s Chief Accounting Officer. A copy of the press release is furnished hereto as Exhibit 99.1.

Information furnished pursuant to Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or subject to the liabilities of that Section. This information shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2018

FALCON MINERALS CORPORATION

By:	/s/ Jeffrey F. Brotman
Name:	Jeffrey F. Brotman
Title:	Chief Financial Officer, Chief Legal Officer and Secretary

2